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EXHIBIT 10.32

FIRST AMENDMENT TO CREDIT AGREEMENT

    THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment") is entered into as of November 13, 2000 among Covance Inc. (the "Borrower"), certain of the Borrower's Subsidiaries (individually a "Guarantor" and collectively the "Guarantors"), the Lenders party to the Credit Agreement defined below (the "Lenders") and Bank of America, N.A., as Administrative Agent (the "Administrative Agent"). Capitalized terms used herein and not otherwise defined herein have the respective meanings given to them in the Credit Agreement.

RECITALS

    WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent are parties to a Credit Agreement dated as of June 28, 2000 (as amended, modified, supplemented or restated from time to time, the "Credit Agreement");

    WHEREAS, the Borrower has requested that the Lenders consent to an amendment of certain provisions of the Credit Agreement; and

    WHEREAS, the Lenders executing below have agreed to such amendment of the Credit Agreement on the terms and subject to the conditions contained in this First Amendment.

    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

I. AMENDMENTS

    1.1 The definition of "Applicable Percentage" in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

      "Applicable Percentage" means (a) for Eurocurrency Loans, 2.00% and (b) for Facility Fees, 0.50%.

    1.2 The definition of "Existing Credit Agreement" in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

      "Existing Credit Agreement" means that certain Credit Agreement dated as of November 26, 1996 among the Borrower, the Guarantors, the lenders party thereto, Bank of America, as administrative agent and Wachovia Bank, N.A., as syndication agent, as amended by that certain First Amendment to Credit Agreement dated as of October 24, 1997, that certain Second Amendment to Credit Agreement dated as of October 1, 1999, that certain Third Amendment to Credit Agreement dated as of June 28, 2000, that certain Fourth Amendment to Credit Agreement dated as of November 13, 2000 and as further amended, modified, supplemented, extended or restated from time to time.

    1.3 Section 3.3(b)(ii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

      (b) Mandatory Prepayments.

    ************

        (ii) Asset Dispositions. Within two Business Days after the closing of any Asset Disposition, (A) the Borrower shall prepay the Loans and the loans outstanding under the Existing Credit Agreement, on a pro rata basis (determined based on the amount of obligations outstanding thereunder on the date of such Asset Disposition), in an aggregate amount equal to 100% of the Net Cash Proceeds of such Asset Disposition and (B) the Revolving Committed Amount and the ECA Revolving Committed Amount shall be reduced, on a pro rata basis (determined based on the amount of the Revolving Committed Amount and the ECA Revolving Committed Amount on

    the date of such Asset Disposition), by an aggregate amount equal to 100% of the Net Cash Proceeds of such Asset Disposition.

    1.4 The Lenders hereby consent to the amendments to the Incorporated Covenants and the Incorporated Terms set forth in that certain Fourth Amendment to the Existing Credit Agreement dated as of the date hereof (the "Fourth Amendment to Existing Credit Agreement"), a copy of which is attached hereto as Exhibit A, and agree that the Incorporated Covenants and the Incorporated Terms shall hereafter be modified as set forth in such Fourth Amendment to Existing Credit Agreement.

II. CONDITIONS PRECEDENT

    2.1 This First Amendment shall be effective upon the Fourth Amendment to Existing Credit Agreement becoming effective and upon receipt by the Administrative Agent of each of the following:

      (a) Counterparts of this First Amendment duly executed by the Credit Parties and the Required Lenders;

      (b) An amendment fee, for the benefit of each Lender that approves, executes and delivers to the Administrative Agent this First Amendment on or prior to November 13, 2000, equal to 0.15% of the Commitment of such Lender;

      (c) Copies of resolutions of the Board of Directors of each Credit Party (or its general partner, as applicable) approving and adopting this First Amendment, the transactions contemplated herein and authorizing execution and delivery hereof, certified by a secretary or assistant secretary of such Credit Party (or its general partner, as applicable) to be true and correct and in force and effect as of the date hereof;

      (d) An opinion from legal counsel to the Credit Parties (which shall cover, among other things, authority, legality, validity, binding effect and enforceability), reasonably satisfactory to the Administrative Agent, addressed to the Agents and the Lenders and dated as of the date hereof; and

      (e) All fees due and payable to the Administrative Agent pursuant to the terms of that certain fee letter, dated as of November 8, 2000, between the Borrower and the Administrative Agent.

III. MISCELLANEOUS

    3.1 The term "Credit Agreement" as used in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this First Amendment. Except as herein specifically agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

    3.2 Each of the Credit Parties represents and warrants as follows:

      (a) It has taken all necessary action to authorize the execution, delivery and performance of this First Amendment.

      (b) This First Amendment has been duly executed and delivered by such Credit Party and constitutes such Credit Party's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

      (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Credit Party of this First Amendment.

      (d) The representations and warranties of such Credit Party set forth in Section 6 of the Credit Agreement (including, without limitation, the Incorporated Representations) are true and correct in all material respects as of the date hereof except to the extent they expressly relate to an earlier date.

      (e) No Default or Event of Default exists and is continuing.

    3.3 This First Amendment shall constitute a Credit Document.

    3.4 The Guarantors acknowledge and consent to all of the terms and conditions of this First Amendment and agree that this First Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Credit Documents.

    3.5 In consideration of the Agents and the Required Lenders entering into this First Amendment, the Credit Parties hereby release the Agents, such Lenders, and the Agents' and such Lenders' respective officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act on or prior to the date hereof.

    3.6 This First Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.

    3.7 THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

    IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this First Amendment to be duly executed and delivered by their proper and duly authorized officer as of the day and year first above written.

BORROWER:	COVANCE INC., a Delaware corporation
	By:	/s/ WILLIAM E. KLITGAARD
	Name:	William E. Klitgaard
	Title:	Corporate Senior Vice President
GUARANTORS:	COVANCE PERIAPPROVAL SERVICES INC., a Delaware corporation
	By:	/s/ WILLIAM E. KLITGAARD
	Name:	William E. Klitgaard
	Title:	Vice President
COVANCE PHARMACEUTICAL PACKAGING SERVICES INC., a Pennsylvania corporation
	By:	/s/ WILLIAM E. KLITGAARD
	Name:	William E. Klitgaard
	Title:	Vice President
COVANCE LABORATORIES INC., a Delaware corporation
	By:	/s/ WILLIAM E. KLITGAARD
	Name:	William E. Klitgaard
	Title:	Vice President

COVANCE RESEARCH PRODUCTS INC., a Pennsylvania corporation
By:	/s/ WILLIAM E. KLITGAARD
Name:	William E. Klitgaard
Title:	Vice President
COVANCE CENTRAL LABORATORY SERVICES LIMITED PARTNERSHIP, an Indiana limited partnership
By Covance Central Laboratory Services Inc., a Delaware corporation, its General Partner
By:	/s/ WILLIAM E. KLITGAARD
Name:	William E. Klitgaard
Title:	Vice President
COVANCE PRECLINICAL CORPORATION, a Washington corporation
By:	/s/ WILLIAM E. KLITGAARD
Name:	William E. Klitgaard
Title:	Vice President
COVANCE CENTRAL LABORATORY SERVICES INC., a Delaware corporation
By:	/s/ WILLIAM E. KLITGAARD
Name:	William E. Klitgaard
Title:	Vice President
CJB INC., a Delaware corporation
By:	/s/ WILLIAM E. KLITGAARD
Name:	William E. Klitgaard
Title:	Vice President

COVANCE BIOTECHNOLOGY SERVICES INC., a Delaware corporation
	By:	/s/ WILLIAM E. KLITGAARD
	Name:	William E. Klitgaard
	Title:	Vice President
ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., in its capacity as Administrative Agent and as a Lender
	By:	/s/ MARTY V. MITCHELL
	Name:	Marty V. Mitchell
	Title:	Principal
LENDERS:	THE FUJI BANK, LIMITED
	By:	/s/ YUJI TANAKA
	Name:	Yuji Tanaka
	Title:	Vice President and Manager
BARCLAYS BANK PLC
	By:	/s/ MATTHEW TUCK
	Name:	Matthew Tuck
	Title:	Associate Director and Vice President
BANK OF TOKYO – MITSUBISHI TRUST COMPANY
	By:	/s/ JEFFREY K. STANTON
	Name:	Jeffrey K. Stanton
	Title:	Vice President

Exhibit A

Fourth Amendment to Existing Credit Agreement

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FIRST AMENDMENT TO CREDIT AGREEMENT
RECITALS
Exhibit A Fourth Amendment to Existing Credit Agreement